EXHIBIT 99.1

One Franklin Parkway San Mateo, CA 94403-1906 tel 650/312-2000 franklinresources.com

Contact:	Franklin Resources, Inc.
Investor Relations: Brian Sevilla (650) 312-4091
Corporate Communications: Matt Walsh (650) 312-2245 franklinresources.com

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces Second Quarter Results

San Mateo, CA, April 28, 2009 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today announced net income of $110.8 million, or $0.48 per share diluted, on revenues of $912.3 million for the quarter ended March 31, 2009. For the quarter ended December 31, 2008, net income was $120.9 million, or $0.52 per share diluted, on revenues of $969.3 million. For the quarter ended March 31, 2008, net income was $366.1 million, or $1.54 per share diluted, on revenues of $1,503.7 million.

Operating income for the quarter ended March 31, 2009 was $223.3 million, as compared to $268.4 million for the prior quarter and $519.1 million for the quarter ended March 31, 2008. Other, net operating revenues for the quarter ended March 31, 2009 included a $26.0 million decline in the fair value of certain retained interests in securitization transactions, as compared to declines of $17.7 million for the prior quarter and $0.6 million for the quarter ended March 31, 2008.

The company’s non-operating income (expenses) for the quarter ended March 31, 2009 included $(33.9) million of investment and other income (losses), net, as compared to $(45.0) million for the prior quarter and $32.4 million for the quarter ended March 31, 2008.

Total assets under management by the company’s subsidiaries were $391.1 billion at March 31, 2009, as compared to $416.2 billion at December 31, 2008 and $591.1 billion at March 31, 2008. Simple monthly average assets under management during the quarter ended March 31, 2009 were $396.6 billion, as compared to $438.7 billion in the prior quarter and $610.2 billion in the same quarter a year ago. Equity assets comprised 44% of total assets under management at March 31, 2009, as compared to 47% of total assets under management at December 31, 2008 and 55% of total assets under management at March 31, 2008. Fixed-income assets comprised 35% of total assets under management at March 31, 2009, as compared to 32% of total assets under management at December 31, 2008 and 25% of total assets under management at March 31, 2008. Hybrid assets accounted for 19% of total assets under management at March 31, 2009, December 31, 2008 and March 31, 2008. Net new flows for the quarter ended March 31, 2009 were $(5.5) billion, as compared to $(18.2) billion for the prior quarter and $(6.1) billion for the same quarter a year ago.

Cash and cash equivalents were $2.4 billion at March 31, 2009, as compared to $2.5 billion at September 30, 2008. Stockholders’ equity was $7.0 billion at March 31, 2009, as compared to $7.1 billion at September 30, 2008. The company had 232.0 million shares of common stock outstanding at March 31, 2009, as compared to 232.8 million shares outstanding at September 30, 2008. During the quarter ended March 31, 2009, the company repurchased 1.4 million shares of its common stock for a total cost of $68.3 million.

Fiscal Second Quarter 2009 Highlights

Global Business Developments1

(See important footnotes in “Supplemental Information” section at the end of this release.)

•

Barron’s named Franklin Templeton Investments “King of the Decade,” ranking the company the best performing U.S. mutual fund family (out of 48 fund families) for the 10-year period ended December 31, 2008.[2]

•

Franklin Resources, Inc. increased its ownership in Dubai-based Algebra Capital to 40 percent. The strategic relationship between the two companies was originally established in September 2007 when Franklin Resources, Inc. acquired a 25 percent ownership in Algebra Capital.

•	Franklin Resources, Inc. announced that the company’s Board of Directors authorized the company to purchase, from time to time, an additional 10 million shares of its common stock.
•	Franklin Templeton Investments launched Franklin U.S. Opportunities Fund within its U.K.-registered Franklin Templeton Funds range.
•	Franklin Templeton Investments launched a new asset management company in Mexico, Franklin Templeton Asset Management México S.A. de C.V., along with three new funds available to Mexican investors.
•	Franklin Templeton Investments announced that it opened an office in Kuala Lumpur, Malaysia. The office has been established as a foreign fund management company under the Malaysian Special Scheme.
•	Since its October 2008 launch, the company’s RetireMetricsTM U.S. sales and marketing campaign has resulted in first time sales from over 4,500 new financial advisors.
•

In Korea, Franklin Templeton Japan Equity Plus Feeder Fund was named the “Best International Equity Fund of 2008” by Maeil Economic Daily and Franklin India Equity Plus Feeder Fund was named “Best India Equity Fund of 2008” by Zeroin.

Lipper Performance Rankings of Franklin Templeton's U.S.-Registered Long-Term Mutual Funds1,3

FRANKLIN TEMPLETON4,5

Lipper Quartile	Period Ended March 31, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	71%	66%	88%	94%
3rd & 4th	29%	34%	12%	6%

FRANKLIN TEMPLETON EQUITY4,6

Lipper Quartile	Period Ended March 31, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	58%	44%	83%	93%
3rd & 4th	42%	56%	17%	7%

FRANKLIN TEMPLETON FIXED-INCOME4,7

Lipper Quartile	Period Ended March 31, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	85%	89%	94%	95%
3rd & 4th	15%	11%	6%	5%

FRANKLIN EQUITY4,8

Lipper Quartile	Period Ended March 31, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	25%	27%	82%	94%
3rd & 4th	75%	73%	18%	6%

TEMPLETON EQUITY4,9

Lipper Quartile	Period Ended March 31, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	93%	38%	73%	87%
3rd & 4th	7%	62%	27%	13%

MUTUAL SERIES EQUITY4,10

Lipper Quartile	Period Ended March 31, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	99%	99%	100%	100%
3rd & 4th	1%	1%	0%	0%

FRANKLIN TEMPLETON TAXABLE FIXED-INCOME4,11

Lipper Quartile	Period Ended March 31, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	91%	91%	95%	93%
3rd & 4th	9%	9%	5%	7%

FRANKLIN TEMPLETON TAX-FREE FIXED-INCOME4,12

Lipper Quartile	Period Ended March 31, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	82%	88%	94%	95%
3rd & 4th	18%	12%	6%	5%

Performance quoted above represents past performance, which cannot predict or guarantee future results.

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except per share data

and assets under management)	Three months ended March 31,				Six months ended March 31,
	2009	2008	% Change		2009	2008	% Change
Operating Revenues
Investment management fees	$552,936	$915,965	(40%	)	$1,153,210	$1,936,280	(40%	)
Underwriting and distribution fees	304,655	499,513	(39%	)	609,584	1,073,309	(43%	)
Shareholder servicing fees	66,514	73,417	(9%	)	132,856	146,592	(9%	)
Consolidated sponsored investment products income, net	1,761	3,764	(53%	)	3,647	6,668	(45%	)
Other, net	(13,594)	11,033	NM		(17,695)	26,434	NM

Total operating revenues	912,272	1,503,692	(39%	)	1,881,602	3,189,283	(41%	)

Operating Expenses
Underwriting and distribution	293,534	485,612	(40%	)	583,063	1,038,202	(44%	)
Compensation and benefits	236,732	280,625	(16%	)	480,795	560,915	(14%	)
Information systems, technology and occupancy	65,398	79,854	(18%	)	133,996	159,471	(16%	)
Advertising and promotion	26,700	47,372	(44%	)	50,927	94,016	(46%	)
Amortization of deferred sales commissions	33,754	43,322	(22%	)	70,366	87,873	(20%	)
Other	32,832	47,820	(31%	)	70,769	93,990	(25%	)

Total operating expenses	688,950	984,605	(30%	)	1,389,916	2,034,467	(32%	)

Operating Income	223,322	519,087	(57%	)	491,686	1,154,816	(57%	)

Other Income (Expenses)
Consolidated sponsored investment products losses, net	(9,336)	(26,064)	(64%	)	(45,820)	(27,041)	69%
Investment and other (losses) income, net	(33,929)	32,393	NM		(78,938)	113,166	NM
Interest expense	(2,092)	(5,948)	(65%	)	(3,292)	(11,993)	(73%	)

Other (expenses) income, net	(45,357)	381	NM		(128,050)	74,132	NM

Income before taxes	177,965	519,468	(66%	)	363,636	1,228,948	(70%	)
Taxes on income	67,159	153,372	(56%	)	131,930	344,536	(62%	)

Net Income	$110,806	$366,096	(70%	)	$231,706	$884,412	(74%	)

Earnings per Share
Basic	$0.48	$1.55	(69%	)	$1.00	$3.70	(73%	)
Diluted	0.48	1.54	(69%	)	1.00	3.67	(73%	)
Dividends per Share	$0.21	$0.20	5%		$0.42	$0.40	5%
Average Shares Outstanding (in thousands)
Basic	231,178	236,520	(2%	)	231,405	239,066	(3%	)
Diluted	231,891	238,360	(3%	)	232,319	241,171	(4%	)
Operating Margin (a)	24%	35%			26%	36%
Assets Under Management (in billions)
Beginning of period	$416.2	$643.7	(35%	)	$507.3	$645.9	(21%	)
Long-term sales	19.8	41.1	(52%	)	47.6	88.7	(46%	)
Long-term redemptions	(24.8)	(47.7)	(48%	)	(69.9)	(90.3)	(23%	)
Net cash management	(0.5)	0.5	NM		(1.4)	0.1	NM

Net new flows	(5.5)	(6.1)	(10%	)	(23.7)	(1.5)	NM
Reinvested distributions	1.9	2.2	(14%	)	9.0	21.7	(59%	)

Net flows	(3.6)	(3.9)	(8%	)	(14.7)	20.2	NM
Distributions	(2.5)	(3.4)	(26%	)	(11.5)	(26.5)	(57%	)
Depreciation and other	(19.0)	(45.3)	(58%	)	(90.0)	(48.5)	86%

End of period	$391.1	$591.1	(34%	)	$391.1	$591.1	(34%	)

Simple Monthly Average for Period	$396.6	$610.2	(35%	)	$417.9	$629.0	(34%	)

(a)	Defined as operating income divided by total operating revenues.

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except per share data, employees

and billable shareholder accounts)

	Three months ended
	31-Mar-09	31-Dec-08	% Change		30-Sep-08	30-Jun-08	31-Mar-08
Operating Revenues
Investment management fees	$552,936	$600,274	(8%	)	$822,388	$924,722	$915,965
Underwriting and distribution fees	304,655	304,929	0%		424,450	504,272	499,513
Shareholder servicing fees	66,514	66,342	0%		69,651	73,127	73,417
Consolidated sponsored investment products income, net	1,761	1,886	(7%	)	1,487	2,768	3,764
Other, net	(13,594)	(4,101)	231%		3,478	16,760	11,033

Total operating revenues	912,272	969,330	(6%	)	1,321,454	1,521,649	1,503,692

Operating Expenses
Underwriting and distribution	293,534	289,529	1%		406,526	492,385	485,612
Compensation and benefits	236,732	244,063	(3%	)	274,091	285,651	280,625
Information systems, technology and occupancy	65,398	68,598	(5%	)	83,038	78,477	79,854
Advertising and promotion	26,700	24,227	10%		45,489	44,804	47,372
Amortization of deferred sales commissions	33,754	36,612	(8%	)	48,196	41,935	43,322
Other	32,832	37,937	(13%	)	52,143	46,182	47,820

Total operating expenses	688,950	700,966	(2%	)	909,483	989,434	984,605

Operating Income	223,322	268,364	(17%	)	411,971	532,215	519,087

Other Income (Expenses)
Consolidated sponsored investment products losses, net	(9,336)	(36,484)	(74%	)	(35,507)	(9,005)	(26,064)
Investment and other (losses) income, net	(33,929)	(45,009)	(25%	)	77,763	33,969	32,393
Interest expense	(2,092)	(1,200)	74%		(478)	(3,287)	(5,948)

Other (expenses) income, net	(45,357)	(82,693)	(45%	)	41,778	21,677	381

Income before taxes	177,965	185,671	(4%	)	453,749	553,892	519,468
Taxes on income	67,159	64,771	4%		153,260	150,580	153,372

Net Income	$110,806	$120,900	(8%	)	$300,489	$403,312	$366,096

Earnings per Share
Basic	$0.48	$0.52	(8%	)	$1.29	$1.72	$1.55
Diluted	0.48	0.52	(8%	)	1.28	1.71	1.54

Dividends per Share	$0.21	$0.21	0%		$0.20	$0.20	$0.20

Average Shares Outstanding (in thousands)
Basic	231,178	231,626	0%		232,832	234,631	236,520
Diluted	231,891	232,688	0%		234,563	236,485	238,360

Operating Margin (a)	24%	28%			31%	35%	35%

Employees	8,233	8,608	(4%	)	8,809	8,958	8,916
Billable Shareholder Accounts (in millions)	21.9	21.0	4%		20.4	22.4	22.0

(a)	Defined as operating income divided by total operating revenues.

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	31-Mar-09	31-Dec-08	% Change		30-Sep-08	30-Jun-08	31-Mar-08
Equity
Global/international	$124.7	$142.6	(13%	)	$190.3	$233.7	$243.4
Domestic (U.S.)	48.5	55.2	(12%	)	72.9	82.5	84.8

Total equity	173.2	197.8	(12%	)	263.2	316.2	328.2

Hybrid	75.0	78.8	(5%	)	93.9	109.5	109.8

Fixed-Income
Tax-free	59.3	56.1	6%		59.7	61.6	59.6
Taxable:
Global/international (a)	43.0	45.9	(6%	)	52.7	54.3	54.5
Domestic (U.S.)	32.5	29.8	9%		30.5	31.6	31.5

Total fixed-income	134.8	131.8	2%		142.9	147.5	145.6
Cash Management (a), (b)	8.1	7.8	4%		7.3	7.0	7.5

Total Ending Assets Under Management	$391.1	$416.2	(6%	)	$507.3	$580.2	$591.1

Simple Monthly Average Assets Under Management	$396.6	$438.7	(10%	)	$555.4	$602.9	$610.2

ASSETS UNDER MANAGEMENT (c)  AND FLOWS – UNITED STATES AND INTERNATIONAL

(in billions)	As of and for three months ended
	31-Mar-09	% of Total	31-Dec-08	% of Total	31-Mar-08	% of Total
Long-Term Sales
United States	$13.4	68%	$13.5	49%	$19.3	47%
International (a)	6.4	32%	14.3	51%	21.8	53%

Total Long-Term Sales	$19.8	100%	$27.8	100%	$41.1	100%

Long-Term Redemptions
United States	$(16.1)	65%	$(24.8)	55%	$(20.7)	43%
International (a)	(8.7)	35%	(20.3)	45%	(27.0)	57%

Total Long-Term Redemptions	$(24.8)	100%	$(45.1)	100%	$(47.7)	100%

Assets Under Management
United States	$297.5	76%	$313.8	75%	$438.6	74%
International	93.6	24%	102.4	25%	152.5	26%

Total Assets Under Management	$391.1	100%	$416.2	100%	$591.1	100%

(a) As a result of regulatory changes, certain amounts previously included in global/international fixed-income are included in cash management effective as of January 1, 2009.

(b) Includes both U.S.-registered money market funds and foreign funds with similar investment objectives.

(c) Assets under management include assets for which we provide various investment management services as described in Item I "Business” in Part I of our Form 10-K for the fiscal year ended September 30, 2008.

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	31-Mar-09	31-Dec-08	31-Mar-08
Global/international equity
Beginning assets	$142.6	$190.3	$286.1

Long-term sales	5.3	8.1	13.3
Long-term redemptions	(8.2)	(13.5)	(21.6)
Net exchanges	(0.3)	(1.1)	(0.9)

Net new flows	(3.2)	(6.5)	(9.2)
Reinvested distributions	0.3	4.0	0.5

Net flows	(2.9)	(2.5)	(8.7)
Distributions	(0.3)	(4.4)	(0.6)
Depreciation and other	(14.7)	(40.8)	(33.4)

Ending assets	124.7	142.6	243.4

Domestic (U.S.) equity
Beginning assets	55.2	72.9	95.8

Long-term sales	2.2	3.0	3.1
Long-term redemptions	(4.1)	(5.0)	(5.4)
Net exchanges	(0.4)	—	(0.4)

Net new flows	(2.3)	(2.0)	(2.7)
Reinvested distributions	0.1	0.9	—

Net flows	(2.2)	(1.1)	(2.7)
Distributions	(0.1)	(1.2)	—
Depreciation and other	(4.4)	(15.4)	(8.3)

Ending assets	48.5	55.2	84.8

Hybrid
Beginning assets	78.8	93.9	116.4

Long-term sales	2.7	2.5	3.4
Long-term redemptions	(3.4)	(5.0)	(3.8)
Net exchanges	(0.1)	(0.7)	(0.2)

Net new flows	(0.8)	(3.2)	(0.6)
Reinvested distributions	0.7	0.9	0.7

Net flows	(0.1)	(2.3)	0.1
Distributions	(0.9)	(1.3)	(1.1)
Depreciation and other	(2.8)	(11.5)	(5.6)

Ending assets	75.0	78.8	109.8

Tax-free income
Beginning assets	56.1	59.7	59.3

Long-term sales	2.7	2.5	3.2
Long-term redemptions	(2.0)	(3.9)	(1.9)
Net exchanges	0.1	(0.3)	—

Net new flows	0.8	(1.7)	1.3
Reinvested distributions	0.4	0.4	0.4

Net flows	1.2	(1.3)	1.7
Distributions	(0.7)	(0.7)	(0.7)
Appreciation (depreciation) and other	2.7	(1.6)	(0.7)

Ending assets	$59.3	$56.1	$59.6

	[Table continued on next page]

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

[Table continued from previous page]

(in billions)	Three months ended
	31-Mar-09	31-Dec-08	31-Mar-08
Global/international taxable fixed-income
Beginning assets	$45.9	$52.7	$48.3

Long-term sales	3.7	9.4	16.2
Long-term redemptions	(5.0)	(14.9)	(12.9)
Net exchanges	0.2	(0.1)	0.9

Net new flows	(1.1)	(5.6)	4.2
Reinvested distributions	0.2	0.6	0.3

Net flows	(0.9)	(5.0)	4.5
Distributions	(0.2)	(1.0)	(0.6)
(Depreciation) appreciation and other	(1.8)	(0.8)	2.3

Ending assets	43.0	45.9	54.5

Domestic (U.S.) taxable fixed-income
Beginning assets	29.8	30.5	31.5

Long-term sales	3.2	2.3	1.9
Long-term redemptions	(2.1)	(2.8)	(2.1)
Net exchanges	0.4	0.8	—

Net new flows	1.5	0.3	(0.2)
Reinvested distributions	0.2	0.3	0.2

Net flows	1.7	0.6	—
Distributions	(0.3)	(0.4)	(0.3)
Appreciation (depreciation) and other	1.3	(0.9)	0.3

Ending assets	32.5	29.8	31.5

Cash Management
Beginning assets	7.8	7.3	6.3

Net cash management	(0.5)	(0.9)	0.5
Net exchanges	0.1	1.4	0.6

Net new flows	(0.4)	0.5	1.1
Reinvested distributions	—	—	0.1

Net flows	(0.4)	0.5	1.2
Distributions	—	—	(0.1)
Appreciation and other	0.7	—	0.1

Ending assets	8.1	7.8	7.5

Total
Beginning assets	416.2	507.3	643.7

Long-term sales	19.8	27.8	41.1
Long-term redemptions	(24.8)	(45.1)	(47.7)
Long-term net exchanges	(0.1)	(1.4)	(0.6)
Net cash management	(0.5)	(0.9)	0.5
Cash management net exchanges	0.1	1.4	0.6

Net new flows	(5.5)	(18.2)	(6.1)
Reinvested distributions	1.9	7.1	2.2

Net flows	(3.6)	(11.1)	(3.9)
Distributions	(2.5)	(9.0)	(3.4)
Depreciation and other	(19.0)	(71.0)	(45.3)

Ending Assets Under Management	$391.1	$416.2	$591.1

Conference Call Information

Pre-recorded audio commentary on the second quarter results from Franklin Resources, Inc.’s President and Chief Executive Officer, Greg Johnson, and Executive Vice President and Chief Financial Officer, Ken Lewis, will be available today at approximately 9:15 a.m. Eastern Time. They will also lead a live teleconference today at 4:30 p.m. Eastern Time to answer questions.

Access to the pre-recorded audio commentary and accompanying slides will be available at franklinresources.com under the “Investor relations – Earnings releases” section. The pre-recorded audio commentary will also be available by dialing (800) 642-1687 in the U.S. and Canada or (706) 645-9291 internationally using access code 92817003, anytime through 11:59 p.m. Eastern Time on May 12, 2009.

Access to the live teleconference will be available at franklinresources.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. and Canada or (706) 902-1906 internationally. A replay of the call can be accessed by calling (800) 642-1687 in the U.S. and Canada or (706) 645-9291 internationally using access code 92048659, after 5:30 p.m. Eastern Time today through 11:59 p.m. Eastern Time on May 12, 2009.

Questions regarding the pre-recorded audio commentary or teleconference should be directed to Franklin Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-2245.

Franklin Resources, Inc. is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series, Fiduciary Trust, Darby and Bissett investment teams. The San Mateo, CA-based company has more than 60 years of investment experience and over $391 billion in assets under management as of March 31, 2009. For more information, please call 1-800/DIAL BEN® or visit franklinresources.com.

Supplemental Information

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S.-registered Franklin Templeton fund, investors should talk to their financial advisors or call Franklin/Templeton Distributors, Inc. at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

1.

Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc. The information in the “Global Business Developments” section above is being provided for information purposes only.

2.

Barron’s “The Best Families in a Bruising Year,” February 2, 2009. For the one- and five-year periods ended 12/31/08, Franklin Templeton ranked 26 out of 59 and 16 out of 53 fund families, respectively. Barron’s did not include sales charges in calculating returns. Each fund’s return was measured against those of all funds in its Lipper category, resulting in a percentile ranking which was then weighted by asset size, relative to the fund family’s other assets in its general classification. To qualify for Lipper/Barron’s Fund Survey, a group must have at least three funds in Lipper’s general U.S.-stock category, as well as one in the world equity category, which combines global and international funds. They also must have at least one mixed-equity fund, which holds stocks and bonds, at least two taxable-bond funds and one tax-exempt offering. Past performance does not guarantee future results.

3.	Lipper rankings for Franklin Templeton U.S.-registered mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes.

4.	Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 149 peer groups of U.S. retail mutual funds, and the groups vary in size from 7 to 948 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

5.

Source: Lipper® Inc., 3/31/09. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 41, 30, 33 and 42 funds ranked in the top quartile and 26, 29, 30 and 17 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 3/31/09. Of the eligible Franklin Templeton equity mutual funds tracked by Lipper, 24, 14, 10 and 19 funds ranked in the top quartile and 13, 12, 18 and 6 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.

Source: Lipper® Inc., 3/31/09. Of the eligible Franklin Templeton non-money market fixed-income mutual funds tracked by Lipper, 17, 16, 23 and 23 funds ranked in the top quartile and 13, 17, 12 and 11 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 3/31/09. Of the eligible Franklin equity mutual funds tracked by Lipper, 16, 8, 6 and 11 funds ranked in the top quartile and 8, 8, 12 and 5 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 3/31/09. Of the eligible Templeton equity mutual funds tracked by Lipper, 4, 2, 0 and 3 funds ranked in the top quartile and 3, 2, 3 and 0 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

10.

Source: Lipper® Inc., 3/31/09. Of the eligible Mutual Series equity mutual funds tracked by Lipper, 4, 4, 4 and 5 funds ranked in the top quartile and 2, 2, 3 and 1 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

11.

Source: Lipper® Inc., 3/31/09. Of the eligible Franklin Templeton non-money market taxable fixed-income mutual funds tracked by Lipper, 6, 5, 4 and 4 funds ranked in the top quartile and 3, 3, 4 and 2 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

12.

Source: Lipper® Inc., 3/31/09. Of the eligible Franklin Templeton non-money market tax-free fixed-income mutual funds tracked by Lipper, 11, 11, 19 and 19 funds ranked in the top quartile and 10, 14, 8 and 9 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

Forward-Looking Statements:

The financial results in this press release are preliminary. Statements in this press release regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, and Franklin’s subsequent Form 10-Q filing.

•	We are subject to extensive and complex, overlapping and frequently changing rules, regulations and legal interpretations.
•

Regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

•	The amount and mix of our assets under management are subject to significant fluctuations and could negatively impact our revenues and income.
•

Our ability to maintain the beneficial tax treatment we anticipate with respect to non-U.S. earnings we have repatriated is based on current interpretations of the American Jobs Creation Act of 2004 (the “Jobs Act”) and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.

•	Any significant limitation or failure of our software applications and other technology systems that are critical to our operations could constrain our operations.
•	We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries.
•	We depend on key personnel and our financial performance could be negatively affected by the loss of their services.
•

Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

•	Changes in the distribution and sales channels on which we depend could reduce our revenues and hinder our growth.
•

Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas.

•	Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
•	We could suffer losses in earnings or revenue if our reputation is harmed.
•	Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation.
•	Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.
•

Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

•

Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

•	Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds we advise.
•

Regulatory and governmental examinations and/or investigations, civil litigation relating to previously-settled regulatory and governmental investigations, and the legal risks associated with our business, could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

•	Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
•	Our ability to access the capital markets in a timely manner should we seek to do so depends on a number of factors.
•	Diverse and strong competition limits the interest rates that we can charge on consumer loans.
•	Our business could be negatively affected if we or our banking subsidiaries fail to remain well capitalized.
•	Liquidity needs could affect our banking business.

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